UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2009
EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
Contribution, Conveyance and Assumption Agreement
     On October 2, 2009, Exterran Holdings, Inc. (“Exterran” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P. (“EESLP”), EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC (“GP LLC”), EXH MLP LP LLC (“MLP LP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC (“EXLP Operating”), EXLP Leasing LLC (“EXLP Leasing”) and Exterran Partners, L.P. (the “Partnership”). The Contribution Agreement provides for, among others, the following transactions:
1. A series of conveyances, contributions and distributions of specified compression services customer contracts and the compression equipment used to provide compression services under those contracts owned by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing;
2. The Partnership’s issuance of 4,739,927 common units representing limited partner interests in the Partnership to MLP LP LLC;
3. The Partnership’s issuance of 96,601 general partner units in the Partnership to GP in consideration of the continuation of GP’s approximate 2.0% general partner interest in the Partnership; and
4. EXLP Operating’s assumption and repayment of $57.2 million of our debt.
     These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, are expected to close in November 2009. An additional closing condition requires us and the Partnership to enter into an amendment and restatement of the First Amended and Restated Omnibus Agreement, dated as of August 20, 2007 (as previously amended, the “Omnibus Agreement”), by and among us, EESLP, GP LLC, GP, the Partnership and EXLP Operating, regarding several relationships between us and the Partnership. The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.20 to our Quarterly Report on Form 10-Q filed on November 6, 2007 and Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 7, 2008. The description of the Omnibus Agreement is hereby incorporated by reference to our Current Report on Form 8-K filed on August 23, 2007 and our Current Report on Form 8-K filed on August 5, 2008. The amendment and restatement will, among other things, (1) restate the Omnibus Agreement, (2) increase the cap on selling, general and administrative costs allocable from us to the Partnership based on such costs incurred by us on behalf of the Partnership from $6.0 million per quarter to $7.6 million per quarter and (3) extend the term of the caps on selling, general and administrative costs and operating costs for an additional year such that the caps will terminate on December 31, 2010.
     The foregoing summary is qualified in is entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Relationships
     Each of the parties to the Contribution Agreement, other than us, is our direct or indirect subsidiary. As a result, certain individuals, including officers and directors of us and GP LLC, serve as officers and/or directors of more than one of such entities. Also, we hold (as of the date of this Form 8-K) an indirect 56% limited partner interest in the Partnership through our subsidiaries and a 2% general partner interest and incentive distribution rights in the Partnership through our indirect ownership of GP, the general partner of the Partnership.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 30, 2009, Norman A. Mckay, our Senior Vice President and President, Eastern Hemisphere of EESLP, who was a named executive officer for 2008, notified us that he will resign from Exterran and all our subsidiaries, effective October 31, 2009, to join a larger, non-competing oilfield services company as president of a major operating division. Mr. Mckay plans to remain with us through that date to facilitate the transition of his responsibilities.

Item 7.01 Regulation FD Disclosure
     On October 5, 2009, we announced that we had had agreed to sell assets to the Partnership pursuant to the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
     Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding our ability to complete the proposed transaction and the expected timing of the closing of the transaction.
     While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy various other conditions to the closing of the transaction.
     These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2008, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.exterran.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated October 2, 2009, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated October 5, 2009

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
October 5, 2009	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President, Chief Financial Officer and Chief of Staff

Exhibit Index

Exhibit No.	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated October 2, 2009, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P.*
99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated October 5, 2009

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.